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                                                                    EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


 As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report on the consolidated financial statements of HarCor Energy, Inc. and subsidiaries dated March 28, 1997, included in HarCor Energy, Inc.'s Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.



                                   ARTHUR ANDERSEN LLP


 Houston, Texas
 April 29, 1997